November 2022 / © 2022 Remitly Inc. 1 Investor Presentation Third Quarter 2022 Earnings November 2, 2022

November 2022 / © 2022 Remitly Inc. 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2022 financial outlook, including forecasted fiscal year 2022 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, the effects of the COVID-19 pandemic, the current inflationary environment, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on Form 10-Q for the quarter ended September 30, 2022 to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. In addition, the COVID-19 pandemic and the global economic climate may amplify many of the risks described above and in our filings. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock.

November 2022 / © 2022 Remitly Inc. 3Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

Significant progress since IPO

	IPO		TODAY
Quarterly Active Customers	2.6m	→	3.8m
Countries Served	+135	→	+170
Corridors	~1,800	→	~4,200
Annualized 3Q Run Rate Send Volume	$21b	→	$30b

Consistent track record of beating expectations/ execution

Invested in our culture with an **authentic emphasis on ESG**



Note: Data reflects comparisons to 3Q 2021

4
November 2022 / © 2022 Remitly Inc.

November 2022 / © 2022 Remitly Inc. Strong execution continued in 3Q 2022 SCALE $169m 40% YoY REVENUE 3.8m active customers 49% YoY 5

November 2022 / © 2022 Remitly Inc. Macro conditions remain volatile but our customers remain resilient Customer behavior metrics indicate continued resilience Remitly customer survey in October 2022 shows 9 out of 10 customers expect to send the same amount or more in 2023 versus 2022 Strong US dollar and weaker emerging market currencies are a tailwind for customer activity and new customer acquisition in certain markets Remittance Flows to Low and Middle Income Countries ($ in billions) 6 Shift to digital remains a tailwind for Remitly regardless of macro conditions Key Receive Market Trends in 3Q ● Vast majority of customers sending money to family for basic household needs ● Total industry remittances to Mexico showed strong growth and reached a record amount in July Mexico ● Continued shift to mobile wallets as a disbursement preference ● Our digital first approach is resonating with customers Philippines ● More affluent senders and high transaction sizes ● Depreciation in INR vs USD and other currencies led to increased send volume and strong customer acquisition India

November 2022 / © 2022 Remitly Inc. Progress across investment portfolio will drive strong long-term growth $257.0 7 New customer acquisition Geographical expansion Remittance product enhancements Complementary new products Record new customers in 3Q along with CAC efficiency Record number of new corridors added in 3Q Peace of mind enhancements and platform reliability Long-term driver of deeper customer relationships

November 2022 / © 2022 Remitly Inc. ● Disciplined focus on payback ● Elasticity testing ● Less competitive advertising market ● Improved brand awareness ● Improved referral experience Note: “Customer Acquisition Cost” or “CAC” refers to direct marketing expenses deployed to acquire new customers. Direct marketing expenses exclude experimental spend used to test new marketing channels, creative production expenses, endorser costs, customer research expenses, agency fees, personnel costs, or other fixed operating expenses that support the marketing team. The calculation of this metric may differ from other similarly titled metrics used by other companies, analysts, or investors. Customer Acquisition Cost (CAC) 8 Key Drivers Customer acquisition efficiencies continued in 3Q 2Q22 3Q22 18% QoQ 3Q21 3Q22 19% YoY

November 2022 / © 2022 Remitly Inc. Geographic expansion is accelerating 9 ~4,200 corridors +3.9b bank accounts +420k cash pickup locations +875m mobile wallets +170 Countries & Territories https://mapchart.net/world.html 2Q22: {"groups":{"#6fa0af":{"label":"Send Countries = 17","paths":["Canada","United_States","Belgium","Sweden","Norway","F inland","United_Kingdom","Ireland","Spain","Netherlands","Germany","It aly","Australia","Singapore","Denmark","Greenland","Austria","French_ Guiana","Guadeloupe","Martinique","France"]},"#b3c066":{"label":"Recei ve Countries & Territories = +150","paths":["Mexico","Guatemala","Honduras","El_Salvador","Nicara gua","Costa_Rica",”Portugal”,”Cayman Islands”,”Gibraltar”,”Puerto Rico”,”Somalia”,”Vanuatu”,"Panama","Colombia","Ecuador","Peru","Boli via","Chile","Argentina","Paraguay","Uruguay","Brazil","Dominican_Rep ublic","Morocco","Ethiopia","Kenya","Rwanda","South_Africa","Poland"," Romania","Czechia","Hungary","Bulgaria","Croatia","India","Nepal","Tha iland","Indonesia","Malaysia","Philippines","Vietnam","Bangladesh","Nig eria","Tunisia","Pakistan","Senegal","Sri_Lanka","Haiti","Ghana","Turke y","Jamaica","South_Korea","Ukraine","Moldova","Egypt","Uganda","Chi na","Guyana","Suriname","Greece","North_Macedonia","Laos","Cambo dia","Cyprus","Cote_d_Ivoire","Tanzania","Cameroon","Israel","Albania" ,"Georgia","Armenia","Lithuania","Montenegro","Kosovo","Benin","Togo" ,"Gabon","Serbia","Uzbekistan","Kyrgyzstan","Gambia","Fiji","Guinea"," Comoros","Madagascar","Malawi","Sierra_Leone","Bahamas","Burundi" ,"Jordan","Zambia","Japan","Estonia","Slovenia","Bhutan","Kazakhstan" ,"Slovakia","Latvia","Malta","Equatorial_Guinea","Iceland","Guinea_Biss au","Andorra","Monaco","Zimbabwe","Congo","Mongolia","Samoa","Djib outi","Botswana","Mauritius","Mozambique","Azerbaijan","Barbados","B osnia_and_Herzegovina","Namibia","Turkmenistan","Liberia","DR_Con go","Eritrea","Mauritania","Tajikistan","Lebanon","Myanmar","Dominica", "Saint_Lucia","Antigua_and_Barbuda","Trinidad_and_Tobago","Timor_ Leste","Luxembourg","Hong_Kong","Lesotho","Liechtenstein","Switzerla nd","Qatar","Oman","Bahrain","Saudi_Arabia","Solomon_Islands","Papu a_New_Guinea","Algeria","Kuwait","Belize"]}},"title":"","hidden":["USA_ Wisconsin","USA_Montana","USA_Minnesota","USA_Washington","US A_Idaho","USA_North_Dakota","USA_Michigan","USA_Maine","USA_O hio","USA_New_Hampshire","USA_New_York","USA_Vermont","USA_ Pennsylvania","USA_Arizona","USA_California","USA_New_Mexico","U SA_Texas","USA_Alaska","USA_Louisiana","USA_Mississippi","USA_A labama","USA_Florida","USA_Georgia","USA_South_Carolina","USA_ North_Carolina","USA_Virginia","USA_Washington_DC","USA_Marylan d","USA_Delaware","USA_New_Jersey","USA_Connecticut","USA_Rho de_Island","USA_Massachusetts","USA_Oregon","USA_Hawaii","USA_ Utah","USA_Wyoming","USA_Nevada","USA_Colorado","USA_South_ Dakota","USA_Nebraska","USA_Kansas","USA_Oklahoma","USA_Iow a","USA_Missouri","USA_Illinois","USA_Kentucky","USA_Arkansas","U SA_Tennessee","USA_West_Virginia","USA_Indiana","Prince_Edward_ Island_CA","New_Brunswick_CA","Ontario_CA","British_Columbia_CA" ,"Alberta_CA","Saskatchewan_CA","Manitoba_CA","Quebec_CA","Yuk on_CA","Nunavut_CA","Newfoundland_and_Labrador_CA","Northwest _Territories_CA","Nova_Scotia_CA","Scotland","Wales","England","Nort hern_Ireland"],"background":"#fbf8f2","borders":"#000000","legendFont" :"Century Gothic","legendFontColor":"#000000","legendBgColor":"#00000000","ar eBordersShown":false,"defaultColor":"#d1dbdd","labelsColor":"#6a0707 ","strokeWidth":"medium","areLabelsShown":false,"usaStatesShown":fal se,"canadaStatesShown":false,"splitUK":false,"legendPosition":"bottom _left","legendSize":"medium","legendStatus":"show","scalingPatterns":tr ue,"legendRowsSameColor":true} Data as of 3Q 2022

Remittance investments drive customer growth, loyalty and product differentiation

Peace of Mind Enhancements
- Expanding rapid refunds to Visa and Mastercard in the US
- Ability for global customers to import recipient contacts
- Ability to scan payment card and add to profile

App UX
- App offered in 15 languages and adding more
- 3 taps to send for repeat customers
- Easy in-app access to help center

Risk & Fraud Management
- Differentiated customer experience
- Optimizing fraud loss rates over time
- Machine learning algorithm

Infrastructure & Security
- High 24/7/365 platform availability
- Lower security threats
- Plug-n-play corridor launches

+90%
of customers engage with Remitly on their phones

4.9 ★
iOS App Store rating[1]
(+860k reviewers)

4.8 ★
Android Google Play rating[2]
(+490k reviewers)

+99.96%
Platform availability[3]

15
languages customers can access for live support 24/7/365

[1,2] App Store and Google Play rating as of 9/30/22
[3] Remitly internal data for 3Q 2022

10 November 2022 / © 2022 Remitly Inc.

November 2022 / © 2022 Remitly Inc. Long-term vision of complementary new products 11 Complementary new products will… … drive value for remittance customers and grow our remittance platform … deepen relationships with our customers … enhance value of the Remitly ecosystem … drive more efficient customer acquisition … become a platform for offering additional products Why We Win 1. Trusted brand focused on immigrants and their families 2. Highly targeted and effective marketing approaches 3. More than 3.8M active customers 4. Mobile-centric platform 5. High-quality global network 6. Deep customer insights 7. Strong compliance/fraud infrastructure

November 2022 / © 2022 Remitly Inc. New customer acquisition Geographic expansion Remittance product enhancements Complementary new products Our portfolio of investments are expected to drive outsized growth and returns well into the future 2022 & beyond 2023 & beyond 2023 & beyond 2024 & beyond 12

November 2022 / © 2022 Remitly Inc. Vision To transform the lives of immigrants and their families by providing the most trusted financial services on the planet. 13

November 2022 / © 2022 Remitly Inc. 14 3Q Financial Results Hemanth Munipalli CFO

November 2022 / © 2022 Remitly Inc. Track record of strong growth continued in 3Q 2022 SCALE 3.8m 49% growth in active customers over 3Q 2021 $7.5b 44% growth in send volume over 3Q 2021 REVENUE $169m 40% growth in revenue over 3Q 2021 90%+ Average annual revenue retention across all cohorts since 2015 15

November 2022 / © 2022 Remitly Inc. Strong continued growth in active customers 1,692 1,891 2,136 2,397 Primarily driven by 2,561 2,836 3,042 3,419 ● Exceptionally strong new customer acquisition at compelling unit economics ● High retention ● Peace of mind improvements to the customer experience ● Expansion of our global disbursement network 3,818 16 +49% YoY Active Customers (thousands)

November 2022 / © 2022 Remitly Inc. High double-digit revenue growth at scale Revenue ($ in millions) $71.8 $80.0 $91.1 $121.2 $135.3 $136.0 $169.3 $111.1 $157.3 17 +40% YoY

November 2022 / © 2022 Remitly Inc. Unit costs impacted by higher new customer mix and scale Direct integrations reduce transaction errors and lower processing costs Advanced risk and fraud management systems improve the customer experience & optimize transaction loss rates over time Scale drives better terms with payment processing and disbursement partners 3Q21 3Q22 39.2% 41.3% 18 Transaction expenses as percentage of revenue 2021 2022 40.4% YTD 41.8%

November 2022 / © 2022 Remitly Inc. Disciplined investments set us up to deliver on strategic priorities New customer acquisition Geographic expansion Remittance product enhancements Complementary new products Marketing 3Q 2022 Operating Expense Mix (Non-GAAP) KEY INVESTMENTS $40.0m 39% Technology & Development $22.9m / 22% Customer Support & Operations $17.9m / 17% G&A $22.2m / 22% 19 Excludes stock-based compensation expense, donation of common stock and transaction costs. Please see reconciliation of Non-GAAP measures in the Appendix

November 2022 / © 2022 Remitly Inc. Strong balance sheet to execute efficiently on growth priorities $450m Working Capital as of 9/30/22 ($33.1)m 3Q22 GAAP Net Loss ($3.7)m 3Q22 Adjusted EBITDA 20 Please see reconciliation of Non-GAAP measures in the Appendix (2.9)% 2Q22 Adjusted EBITDA Margin

November 2022 / © 2022 Remitly Inc. Raising 2022 revenue outlook Reflects strong growth and key investments to unlock our vision ● Raising 2022 revenue outlook by $10m at the midpoint(1) ● Maintaining 2022 Adjusted EBITDA outlook ● High growth at scale ● Upfront investments drive future growth and high customer lifetime value ● Investing efficiently to deliver long-term shareholder value $635m-$640m 2022E Revenue 38% to 40% growth — ($35)m-($30)m 2022E Adjusted EBITDA 21 1 Compared with 2022 outlook provided on August 3, 2022 Note: This guidance is only effective as of the date given, November 2, 2022, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following November 2, 2022 does not constitute re-affirming guidance.

November 2022 / © 2022 Remitly Inc. Q & A 22

November 2022 / © 2022 Remitly Inc. “ April Remitly user since 2022 Sends money from USA to KenyaI would highly recommend Remitly for sending money. It's fast and reliable. I send money to Kenya once or twice a month and my people have received it safely.

November 2022 / © 2022 Remitly Inc. Appendix 24

November 2022 / © 2022 Remitly Inc. Non-GAAP Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by (i) interest expense, net, (ii) provision for income taxes, (iii) noncash charge of depreciation and amortization, (iv) gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, and (vii) certain transaction and integration costs associated with acquisitions. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iii) certain transaction and integration costs associated with acquisitions. 25

November 2022 / © 2022 Remitly Inc. Non-GAAP Reconciliation Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 3Q 2022 Customer support and operations $18,142 Excluding: Stock-based compensation expense, net 226 Non-GAAP customer support and operations $17,916 Marketing $43,337 Excluding: Stock-based compensation expense, net 3,352 Non-GAAP marketing $39,985 Technology and development $36,178 Excluding: Stock-based compensation expense, net 13,238 Non-GAAP technology and development $22,940 General and administrative $35,504 Excluding: Stock-based compensation expense, net 8,929 Excluding: Donation of common stock 1,972 Excluding: Transaction costs 2,385 Non-GAAP General and administrative $22,218 26

November 2022 / © 2022 Remitly Inc. Non-GAAP Reconciliation 27 Reconciliation of net loss to Adjusted EBITDA (in thousands) 3Q 2022 Net loss ($33,069) Add: Interest expense, net (1,070) Provision for income taxes 287 Depreciation and amortization 1,843 Foreign exchange gain (1,815) Donation of common stock 1,972 Stock-based compensation expense, net 25,745 Transaction costs 2,385 Adjusted EBITDA ($3,722) Revenue $169,259 Adjusted EBITDA margin (2.2%)

November 2022 / © 2022 Remitly Inc. Thank you.